Exhibit 10.6

EXECUTION COPY

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST II

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

SERIES 2010-1 INDENTURE SUPPLEMENT

Dated as of March 26, 2010

to

MASTER INDENTURE

Dated as of March 26, 2010

EXHIBITS

EXHIBIT A-1	Form of Rule 144A Global Note
EXHIBIT A-2	Form of Temporary Regulation S Global Note
EXHIBIT A-3	Form of Permanent Regulation S Global Note
EXHIBIT A-4	Form of Definitive Note
EXHIBIT B	Form of Monthly Payment Instructions and Notification to Trustee
EXHIBIT C	Form of Monthly Noteholders’ Statement
EXHIBIT D-1	Form of Regulation S Book-Entry Note to Restricted Book-Entry Note Transfer Certificate
EXHIBIT D-2	Form of Restricted Book-Entry Note to Regulation S Book-Entry Note Transfer Certificate
EXHIBIT E	Form of Non-U.S. Beneficial Ownership Certification by Euroclear or Clearstream Banking Société Anonyme

i

This SERIES 2010-1 INDENTURE SUPPLEMENT, dated as of March 26, 2010 (this “Indenture Supplement”), is between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST II, a statutory trust organized and existing under the laws of the State of Delaware (the “Issuer” or the “Note Trust”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the “Indenture Trustee”) under the Master Indenture dated as of March 26, 2010 (the “Indenture” and, together with this Indenture Supplement, the “Agreement”) between the Issuer and the Indenture Trustee.

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement.

SECTION 1. Designation.

(a) There is hereby created a Series of Notes to be issued in five classes pursuant to the Indenture and this Indenture Supplement and to be known together as the Series 2010-1 Notes. The five classes shall be designated the Class A Asset Backed Notes, Series 2010-1 (the “Class A Notes”), the Class M Asset Backed Notes, Series 2010-1 (the “Class M Notes”), the Class B Asset Backed Notes, Series 2010-1 (the “Class B Notes”), the Class C Asset Backed Notes, Series 2010-1 (the “Class C Notes”) and the Class D Asset Backed Notes, Series 2010-1 (the “Class D Notes”).

(b) The Class D Notes shall be subordinate to the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes. The Class C Notes shall be subordinate to the Class A Notes, the Class M Notes and the Class B Notes. The Class B Notes shall be subordinate to the Class A Notes and the Class M Notes. The Class M Notes shall be subordinate to the Class A Notes.

(c) Series 2010-1 shall be included in Group One.

(d) The Series 2010-1 Notes shall be due and payable on the Series 2010-1 Final Maturity Date.

SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall govern with respect to this Series. All Article or Section references herein shall mean Articles or Sections of the Indenture, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Indenture. Each capitalized term defined herein shall relate only to the Series 2010-1 Notes and no other Series issued by the Issuer.

“Amortization Period” shall mean, with respect to Series 2010-1, the Controlled Amortization Period or the Early Amortization Period.

“Applicable Assignor” shall mean the Transferor, the “Seller” under the Pooling and Servicing Agreement or the Originator.

“Available Finance Charge Collections” shall mean, for any Due Period, an amount equal to the sum of:

(a)	the Investor Finance Charge Collections for such Due Period, and

(b)	the Excess Finance Charge Collections allocated to Series 2010-1 for such Due Period.

“Available Principal Collections” shall mean, for any Due Period, an amount equal to the sum of:

(a)	with respect to any Distribution Date, the Investor Principal Collections for such Due Period, minus the amount of Reallocated Principal Collections with respect to such Due Period,

(b)	any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2010-1 in accordance with Section 6.8 for such Distribution Date, and

(c)	the aggregate amounts to be treated as Available Principal Collections pursuant to Sections 6.4(a)(vi) and 6.4(a)(vii) for such Distribution Date.

“Average Principal Balance” shall mean, for any Due Period in which one or more Reset Dates occur, the weighted average of the Principal Receivables on the first day of each Subperiod in such Due Period, it being understood that such average will be weighted according to a fraction, the numerator of which is the number of days during the relevant Subperiod and the denominator of which is the number of days in such Due Period.

“Base Rate” shall mean, for any Due Period, the annualized percentage equivalent of a fraction (calculated on the basis of a 360 day year), the numerator of which is equal to the sum of (i) the Monthly Interest and (ii) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Principal Balance as of the last day of the preceding Due Period (or with respect to the initial Due Period, the outstanding principal amount of the Series 2010-1 Notes on the Closing Date).

“Benefit Plan Investor” shall mean a “benefit plan investor” as defined in Section 3(42) of ERISA, including, without limitation, (i) an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of Code, which is subject to Section 4975 of the Code and (iii) an entity deemed to hold “plan assets” (within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) by reason of investment by an employee benefit plan or plan in such entity.

“Certificate Series” shall mean a Series under (and as defined in) the Pooling and Servicing Agreement, other than any Series represented by the Collateral Certificate.

“Class” shall mean any of the Class A Notes, the Class M Notes, the Class B Notes, the Class C Notes or the Class D Notes.

“Class A Additional Interest” shall have the meaning specified in Section 6.2(a).

“Class A Deficiency Amount” shall have the meaning specified in Section 6.2(a).

“Class A Expected Final Payment Date” shall mean the November 2012 Distribution Date.

“Class A Initial Principal Balance” shall mean $[_].

“Class A Monthly Interest” shall have the meaning specified in Section 6.2(a).

“Class A Note Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to [_]%.

“Class A Noteholder” shall mean each Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” shall have the meaning specified in Section 1(a).

“Class A Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class A Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class A Noteholders prior to such date.

“Class A/Servicing Fee Required Amount” shall mean, for any Distribution Date, an amount equal to the excess of (i) the sum of the amounts described in Sections 6.4(a)(i) and (ii) over (ii) Available Finance Charge Collections applied to pay such amount pursuant to Section 6.4(a).

“Class B Additional Interest” shall have the meaning specified in Section 6.2(c).

“Class B Deficiency Amount” shall have the meaning specified in Section 6.2(c).

“Class B Expected Final Payment Date” shall mean the January 2013 Distribution Date.

“Class B Initial Principal Balance” shall mean $[_].

“Class B Monthly Interest” shall have the meaning specified in Section 6.2(c).

“Class B Note Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to [_]%.

“Class B Noteholder” shall mean each Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” shall have the meaning specified in Section 1(a).

“Class B Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class B Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class B Noteholders prior to such date.

“Class B Required Amount” shall mean, for any Distribution Date, an amount equal to the excess of the amount described in Section 6.4(a)(iv) over the Available Finance Charge Collections applied to pay such amount pursuant to Section 6.4(a).

“Class C Additional Interest” shall have the meaning specified in Section 6.2(d).

“Class C Deficiency Amount” shall have the meaning specified in Section 6.2(d).

“Class C Expected Final Payment Date” shall mean the February 2013 Distribution Date.

“Class C Initial Principal Balance” shall mean $[_].

“Class C Monthly Interest” shall have the meaning specified in Section 6.2(d).

“Class C Note Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to [_]%.

“Class C Noteholder” shall mean each Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” shall have the meaning specified in Section 1(a).

“Class C Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class C Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class C Noteholders prior to such date.

“Class C Required Amount” shall mean, for any Distribution Date, an amount equal to the excess of the amount described in Section 6.4(a)(v) over the sum of the Available Finance Charge Collections applied to pay such amount pursuant to Section 6.4(a) and any amount withdrawn from the Spread Account to pay such amount.

“Class D Deficiency Amount” shall have the meaning specified in Section 6.2(e).

“Class D Expected Final Payment Date” shall mean the March 2013 Distribution Date.

“Class D Initial Principal Balance” shall mean $[_].

“Class D Monthly Interest” shall have the meaning specified in Section 6.2(e).

“Class D Note Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to [_]%.

“Class D Noteholder” shall mean each Person in whose name a Class D Note is registered in the Note Register.

“Class D Notes” shall have the meaning specified in Section 1(a).

“Class D Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class D Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class D Noteholders prior to such date.

“Class M Additional Interest” shall have the meaning specified in Section 6.2(b).

“Class M Deficiency Amount” shall have the meaning specified in Section 6.2(b).

“Class M Expected Final Payment Date” shall mean the December 2012 Distribution Date.

“Class M Initial Principal Balance” shall mean $[_].

“Class M Monthly Interest” shall have the meaning specified in Section 6.2(b).

“Class M Note Rate” shall mean, with respect to any Interest Period, a fixed per annum rate equal to [_]%.

“Class M Noteholder” shall mean each Person in whose name a Class M Note is registered in the Note Register.

“Class M Notes” shall have the meaning specified in Section 1(a).

“Class M Principal Balance” shall mean, on any date of determination, an amount equal to (a) the Class M Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class M Noteholders prior to such date.

“Class M Required Amount” shall mean, for any Distribution Date, an amount equal to the excess of the amount described in Section 6.4(a)(iii) over the Available Finance Charge Collections applied to pay such amount pursuant to Section 6.4(a).

“Closing Date” shall mean March 26, 2010.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral Amount” shall mean, as of any date of determination, an amount equal to the result of (a) $[_], minus (b) the amount of principal previously paid to the Series 2010-1 Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to Section 6.4(a)(vii) prior to such date; provided, that, the Collateral Amount will not be less than zero.

“Controlled Amortization Amount” shall mean, for any Due Period related to the Controlled Amortization Period, (a) if the Class A Notes shall not have been paid in full on or before the Distribution Date in such Due Period, $[_]; provided, however, that such amount shall be adjusted downward to reflect any reduction to the Principal Balance as a result of any cancellation of Series 2010-1 Notes pursuant to Section 6.9 so that such amount shall be equal to [_]% of the outstanding principal amount of the Class A Notes as of the last day of the Due

Period prior to the commencement of the Controlled Amortization Period; (b) on any Distribution Date on and after the Class M Expected Final Payment Date, an amount equal to the outstanding principal amount of the Class M Notes; (c) on any Distribution Date on and after the Class B Expected Final Payment Date, an amount equal to the outstanding principal amount of the Class B Notes; (d) on any Distribution Date on and after the Class C Expected Final Payment Date, an amount equal to the outstanding principal amount of the Class C Notes; and (e) on any Distribution Date on and after the Class D Expected Final Payment Date, an amount equal to the outstanding principal amount of the Class D Notes.

“Controlled Amortization Period” shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on March 1, 2012, and ending upon the first to occur of (a) the payment in full of the Series 2010-1 Notes, (b) the commencement of the Early Amortization Period and (c) the Series 2010-1 Termination Date.

“Controlled Amortization Shortfall” shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period, zero, and (ii) with respect to each other Due Period during the Controlled Amortization Period, the excess, if any, of the Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Controlled Payment Amount on the Distribution Date related to such previous Due Period.

“Controlled Payment Amount” shall mean, for any Due Period, the sum of (a) the Controlled Amortization Amount and (b) the sum of any existing Controlled Amortization Shortfall for any previous Due Periods in the Controlled Amortization Period.

“Controlling Noteholders” shall mean Holders of more than 50% of the Outstanding Amount of the Series 2010-1 Notes; provided that, at any time that 100% of the Series 2010-1 Notes are owned by the Issuer, the Transferor, the Servicer or any Affiliate of the foregoing Persons, then the “Controlling Noteholders” shall mean the Holders of greater than 50% of the Principal Balance.

“Cumulative Principal Shortfall” shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Indenture Supplements or Certificate Series Supplement) for each Series or Certificate Series in Group One that are Principal Sharing Series.

“Depository” shall mean The Depository Trust Company, as initial Depository, or any successor Clearing Agency appointed by the Transferor.

“Distribution Date” shall mean May 17, 2010 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day, to and including the Series 2010-1 Termination Date.

“Distribution Ledger Balance” shall mean the portion of the balance in the Collection Account identified by the Servicer to the Receivables Trust Trustee for bookkeeping purposes with respect to Series 2010-1 as the “Series 2010-1 Distribution Ledger Balance.”

“Early Amortization Event” shall mean a Trust Early Amortization Event or a Series 2010-1 Early Amortization Event.

“Early Amortization Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2010-1 is deemed to have occurred, and ending on the Series 2010-1 Termination Date.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Excess Spread Percentage” shall mean, for any Due Period, a percentage equal to the Portfolio Yield for such Due Period, minus the Base Rate for such Due Period.

“Finance Charge Collections” shall mean Collections of Finance Charge Receivables.

“Finance Charge Ledger Balance” shall mean the portion of the balance in the Collection Account identified by the Servicer to the Receivables Trust Trustee for bookkeeping purposes with respect to Series 2010-1 as the “Series 2010-1 Finance Charge Ledger Balance.”

“Finance Charge Shortfall” shall have the meaning specified in Section 6.7(b).

“Fixed Allocation Percentage” shall mean, with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction:

(a)	the numerator of which is the Collateral Amount as of the close of business on the last day of the Revolving Period; provided, that if Series 2010-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series, the Transferor shall, by written notice delivered to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator to an amount equal to the Collateral Amount as of the last day of the revolving period for such Paired Series; provided that each of the Rating Agencies confirms in writing, concurrently with the issuance of such Paired Series, that such change would not result in a reduction or withdrawal by such Rating Agency of its rating for the Series 2010-1 Notes; and

(b)	the denominator of which is the greater of (i) the sum of (A) the Aggregate Principal Receivables at the end of the day on the last day of the prior Due Period (or, with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date) plus (B) the amount on deposit in the Excess Funding Account as of the close of business of the last day of the prior Due Period (or, with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date), and (ii) the sum of the numerators used to calculate the investor allocation percentages for such Due Period with respect to Principal Receivables for all Series and Certificate Series (other than the Collateral Certificate) outstanding;

provided, that with respect to any Due Period in which one or more Reset Dates occur:

(x) the denominator determined pursuant to subclause (b)(i)(A) shall be (1) the aggregate amount of Principal Receivables as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and provided further that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(i)(A) shall be the Average Principal Balance; and

(y) the denominator determined pursuant to subclause (b)(ii) shall be (1) the sum of the numerators used to calculate the investor allocation percentages for allocations with respect to Principal Receivables for all such Series and Certificate Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the investor allocation percentages for allocations with respect to Principal Receivables for all such Series and Certificate Series as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

“Fixed Principal Allocation Date” shall mean the earlier of (a) the date on which an Early Amortization Period with respect to Series 2010-1 commences, and (b) the date of commencement of the Controlled Amortization Period.

“Floating Allocation Percentage” shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction:

(a)	the numerator of which is the Collateral Amount at the end of the day on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Collateral Amount at the end of the day on the Closing Date), and

(b)	the denominator of which is the greater of (1) the sum of (A) the Aggregate Principal Receivables at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date) plus (B) the amount on deposit in the Excess Funding Account as of the close of business of the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date), and (2) the sum of the numerators used to calculate the investor allocation percentages for such Due Period with respect to Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, as applicable, for all Series and Certificate Series outstanding;

provided that with respect to any Due Period in which one or more Reset Dates occur:

(x) the numerator determined pursuant to subclause (a) shall be (1) the Collateral Amount at the end of the day on the later of (A) the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Collateral Amount at the end of the day on the Closing Date) or (B) the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the Collateral Amount at the end of the day on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date);

(y) the denominator determined pursuant to subclause (b)(1)(A) shall be (1) the aggregate amount of Principal Receivables as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(1)(A) shall be the Average Principal Balance; and

(z) the denominator determined pursuant to subclause (b)(2) shall be (1) the sum of the numerators used to calculate the investor allocation percentages for allocations with respect to Finance Charge Receivables, Loss Amounts or Principal Receivables, as applicable, for all outstanding Series and Certificate Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the sum of the numerators used to calculate the investor allocation percentages for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series and Certificate Series as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

“Group One” shall mean Series 2010-1 and each other Certificate Series (other than the Series represented by the Collateral Certificate) and each other Series specified in the related Indenture Supplement to be included in Group One.

“Initial Principal Balance” shall mean the sum of the Class A Initial Principal Balance, the Class M Initial Principal Balance, the Class B Initial Principal Balance, the Class C Initial Principal Balance and the Class D Initial Principal Balance.

“Initial Purchaser” shall mean Barclays Capital Inc., as initial purchaser of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

“Investor Charge-Offs” shall have the meaning set forth in Section 6.5.

“Investor Finance Charge Collections” shall mean, for any Due Period, an amount equal to the aggregate amount of Finance Charge Collections (including Recoveries treated as Finance Charge Collections) retained in or allocated to the Finance Charge Ledger Balance for Series 2010-1 pursuant to Section 6.1(b)(i) for such Due Period.

“Investor Loss Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

“Investor Percentage” for Series 2010-1 shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, the Floating Allocation Percentage.

“Investor Principal Collections” shall mean, for any Due Period, an amount equal to the aggregate amount of Collections on Principal Receivables allocated to the Principal Ledger Amount for Series 2010-1 pursuant to Section 6.1(b)(ii) for such Due Period.

“Investor Uncovered Dilution Amount” shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Percentage for the related Due Period (determined on a weighted average basis, if a Reset Date occurs during such Due Period) and (b) any Series Dilution Amount remaining after giving effect to any addition of Accounts and other actions taken pursuant to Sections 2.6 and 4.3(d) of the Pooling and Servicing Agreement and Section 2.6 of the Transfer and Servicing Agreement and Section 8.4(d) of the Indenture; provided that, if the Transferor Amount is greater than zero on the immediately preceding Determination Date, the Series Dilution Amount used to calculate the Investor Uncovered Dilution Amount for such Due Period shall be reduced by the Transferor Amount.

“Minimum Transferor Amount” for Series 2010-1 shall mean zero.

“Monthly Interest” shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class M Monthly Interest, the Class M Additional Interest, if any, and the unpaid Class M Deficiency Amount, if any; (c) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any; (d) the Class C Monthly Interest, the Class C Additional Interest, if any, and the unpaid Class C Deficiency Amount, if any; and (e) the Class D Monthly Interest and unpaid Class D Deficiency Amount, each with respect to such Distribution Date.

“Monthly Principal” shall have the meaning specified in Section 6.3.

“Monthly Principal Reallocation Amount” shall mean, for any Due Period, an amount equal to the sum of:

(a)	the lower of (i) the Class A/Servicing Fee Required Amount, and (ii) the greater of (A)(x) $[_] minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) plus (II) the amount of any Class M Notes, Class B Notes, Class C Notes and Class D Notes retired pursuant to Section 6.9 and (B) zero;

(b)	the lower of (i) the Class M Required Amount, and (ii) the greater of (A)(x) $[_] minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) plus (II) the amount of Class B Notes, Class C Notes and Class D Notes retired pursuant to Section 6.9 and (B) zero;

(c)	the lower of (i) the Class B Required Amount, and (ii) the greater of (A)(x) $[_] minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above) plus (II) the amount of Class C Notes and Class D Notes retired pursuant to Section 6.9 and (B) zero; and

(d)	the lower of (i) the Class C Required Amount, and (ii) the greater of (A)(x) $[_] minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a), (b) and (c) above) plus (II) the amount of any Class D Notes retired pursuant to Section 6.9 and (B) zero.

“Noteholder Servicing Fee” shall have the meaning specified in Section 3.

“Other Plan Investor” shall mean any governmental, church or non-U.S. pension plan or account that is subject to any Similar Law.

“Percentage Allocation” shall have the meaning specified in Section 6.1(b)(ii)(y).

“Portfolio Yield” shall mean, for any Due Period, the annualized percentage equivalent of a fraction (calculated on the basis of a 365/366 day year, as applicable), (i) the numerator of which is equal to (x) the Available Finance Charge Collections other than Excess Finance Charge Collections included therein, minus (y) the Investor Loss Amount and the Investor Uncovered Dilution Amount for such Due Period and (ii) the denominator of which is the Principal Balance as of the last day of the preceding Due Period (or with respect to the initial Due Period, the outstanding principal amount of the Series 2010-1 Notes on the Closing Date).

“Principal Allocation Percentage” shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

“Principal Balance” shall mean, as of any date of determination, the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B Principal Balance, the Class C Principal Balance, and the Class D Principal Balance.

“Principal Collections” shall mean Collections of Principal Receivables.

“Principal Ledger Balance” shall mean the portion of the balance in the Collection Account identified by the Servicer to the Receivables Trust Trustee for bookkeeping purposes with respect to Series 2010-1 as the “Series 2010-1 Principal Ledger Balance.”

“Principal Sharing Series” shall mean, for purposes of Series 2010-1, any Certificate Series outstanding under the Pooling and Servicing Agreement and any outstanding Series in Group One.

“Principal Shortfall” shall mean, as the context requires, either of the following: (a) on any Distribution Date with respect to the Controlled Amortization Period, the amount by which the Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (b) on any Distribution Date with respect to the Early Amortization Period, the amount by which the Principal Balance exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

“QIB” shall mean a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

“Quarterly Excess Spread Percentage” shall mean (a) with respect to the May 2010 Distribution Date, the Excess Spread Percentage for the Due Period relating to such Distribution Date, (b) with respect to the June 2010 Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Excess Spread Percentage for the Due Period relating to the May 2010 Distribution Date and (ii) the Excess Spread Percentage for the Due Period relating to the June 2010 Distribution Date and the denominator of which is two, and (c) with respect to the July 2010 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages determined with respect to the Due Periods relating to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

“Rating Agency” shall mean Standard & Poor’s and DBRS.

“Reallocated Principal Collections” shall mean, for any Distribution Date, the Investor Principal Collections applied in accordance with Section 6.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Due Period.

“Reassignment Amount” shall mean, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2010-1 Noteholders; plus (iii) any amounts then due to the Indenture Trustee with respect to Series 2010-1.

“Redemption Date” shall have the meaning specified in Section 9(b)(ii).

“Regulation S Book-Entry Note” shall have the meaning specified in Section 13(b)(ii).

“Regulation S Permanent Book-Entry Note” shall have the meaning specified in Section 13(b)(ii).

“Regulation S Temporary Book-Entry Note” shall have the meaning specified in Section 13(b)(ii).

“Required Addition Event” means a “Required Addition Event” (as defined in the Pooling and Servicing Agreement), an “Additional Required Addition Event” (as defined in the Collateral Series Supplement) or a Required Addition Event under the Transfer and Servicing Agreement.

“Required Spread Account Amount” shall mean, for the April 2010 Distribution Date, zero, and for any Distribution Date thereafter, the lesser of (x) the Class C Principal Balance and (y) the product of (i) the Spread Account Percentage times (ii) prior to the end of the Revolving Period, the Collateral Amount as of such Distribution Date, and on any date after the end of the Revolving Period, the Collateral Amount as of the close of business on the last day of the Revolving Period.

“Reset Date” means:

(a)	each Addition Date (other than any Addition Date for any Automatic Additional Accounts) and each “Addition Date” (as such term is defined in the Pooling and Servicing Agreement);

(b)	each Removal Date and each “Removal Date” (as such term is defined in the Pooling and Servicing Agreement); and

(c)	each date on which a new Series or Class of Notes is issued and each date on which a new “Series” or “Class” (each as defined in the Pooling and Servicing Agreement) of Investor Certificates is issued by the Certificate Trust.

“Restricted Book-Entry Note” shall have the meaning specified in Section 13(b)(i).

“Revolving Period” shall mean the period from and including the Closing Date to, but not including, the Fixed Principal Allocation Date.

“Series 2010-1” shall mean the Series of Notes, the terms of which are specified in this Indenture Supplement.

“Series 2010-1 Early Amortization Event” shall have the meaning specified in Section 8.1.

“Series 2010-1 Final Maturity Date” shall mean the September 2017 Distribution Date.

“Series 2010-1 Noteholder” shall mean the Holder of record of any Series 2010-1 Note.

“Series 2010-1 Notes” shall mean the Class A Notes, the Class M Notes, the Class B Notes, the Class C Notes and the Class D Notes.

“Series 2010-1 Termination Date” shall mean the earliest to occur of (a) the Distribution Date on which the Series 2010-1 Notes are paid in full, (b) the Series 2010-1 Final Maturity Date or (c) the date on which the Collateral Amount is reduced to zero.

“Series Account” shall mean, (a) with respect to Series 2010-1, the Spread Account and (b) with respect to any other Series, the “Series Accounts” for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.

“Series Servicing Fee Percentage” shall mean 2.0%.

“Similar Law” shall mean any federal, state, local, non-U.S. or other laws or regulations that are substantially similar to the fiduciary responsibility and prohibited transaction provisions of ERISA or the Code.

“Spread Account” shall mean the account designated as such, established and owned by the Issuer and maintained in accordance with Section 6.11.

“Spread Account Amount” shall mean with respect to any date, the amount on deposit in the Spread Account on such date (excluding Investment Earnings credited to the Spread Account).

“Spread Account Percentage” shall mean, for any Distribution Date, (i) % if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to %, (ii) % if the Quarterly Excess Spread Percentage on such Distribution Date is less than % and greater than or equal to %, (iii) % if the Quarterly Excess Spread Percentage on such Distribution Date is less than % and greater than or equal %, and (iv) % if the Quarterly Excess Spread Percentage on such Distribution Date is less than %; provided, that

(a)	if the Spread Account Percentage for a Distribution Date is greater than %, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the two Distribution Dates immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

(b)	if the Spread Account Percentage for a Distribution Date is equal to %, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the Distribution Date immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

(c)	in no event will the Spread Account Percentage decrease by more than one of the levels specified above between any two consecutive Distribution Dates; and

(d)	if an Early Amortization Event is deemed to occur, the Spread Account Percentage shall be %.

“Subject Instrument” shall mean any Note or Investor Certificate with respect to which the Transferor shall not have received an Opinion of Counsel to the effect that such Note or Investor Certificate will be treated as debt for Federal income tax purposes.

“Subperiod” shall mean, with respect to a Due Period in which one or more Reset Dates occur (the “Subject Due Period”), any of the following:

(i) the period from and including the last day of the prior Due Period to but excluding the first Reset Date in the Subject Due Period,

(ii) the period from and including the last Reset Date in the Subject Due Period to and including the last day of the Subject Due Period, and

(iii) the period, if any, from and including one Reset Date in the Subject Due Period to but excluding the next Reset Date.

“Target Amount” shall have the meaning specified in Section 6.1(b)(i).

SECTION 3. Servicing Compensation. The share of the Monthly Servicing Fee allocable to Series 2010-1 (the “Noteholder Servicing Fee”) with respect to any Due Period shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage times (ii)

(a) the Collateral Amount as of the last day of such Due Period minus (b) the product of (1) the amount, if any, on deposit in the Excess Funding Account as of the last day of such Due Period times (2) the Principal Allocation Percentage for such Due Period; provided, however, that with respect to the initial Due Period ending after the Closing Date, the Noteholder Servicing Fee shall be adjusted based on the ratio of the number of days in the initial Due Period to 30; provided, further, that if a Successor Servicer that is not an Affiliate of the Transferor is appointed, the Noteholder Servicing Fee shall be such amount as may be agreed upon in writing between such Successor Servicer and the Indenture Trustee, so long as the Indenture Trustee shall have received written confirmation from each Rating Agency then rating any Class of Series 2010-1 Notes that such change would not result in a reduction or withdrawal by such Rating Agency of its rating of any Class of the Series 2010-1 Notes.

Except as specifically provided above, the remainder of the Monthly Servicing Fee shall be paid by the cash flows from the Issuer allocated to the Transferor or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Issuer, the Indenture Trustee or the Series 2010-1 Noteholders be liable therefor.

SECTION 4. Delivery and Payment for the Series 2010-1 Notes. The Issuer shall execute and deliver the Series 2010-1 Notes to the Indenture Trustee for authentication and the Indenture Trustee shall deliver the Series 2010-1 Notes when authenticated in accordance with Section 2.3 of the Indenture.

SECTION 5. Depository; Form of Delivery of Series 2010-1 Notes.

(a) The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes shall be delivered as Book-Entry Notes as provided in Section 2.12 of the Indenture. The Class D Notes shall be delivered as Definitive Notes as provided in Section 2.14 of the Indenture.

(b) The Depository for Series 2010-1 shall be The Depository Trust Company, and the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes shall be initially registered in the name of Cede & Co., its nominee.

SECTION 6. Rights of Series 2010-1 Noteholders and Allocation and Application of Collections.

SECTION 6.1 Collections and Allocations.

(a) Allocations. Collections on Finance Charge Receivables, Collections on Principal Receivables, and Loss Amounts and Series Dilution Amounts allocated to Series 2010-1 pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

(b) Allocations to the Series 2010-1 Noteholders. The Servicer shall on the Date of Processing, allocate to the Series 2010-1 Noteholders the following amounts as set forth below:

(i) Allocations of Finance Charge Collections. With respect to each Date of Processing, the Servicer shall allocate to the Series 2010-1 Noteholders an amount equal to the product of (A) the Investor Percentage and (B) the aggregate Collections of Finance Charge Receivables processed on such Date of Processing and shall credit such amount to the Finance Charge Ledger Balance, provided that, with respect to each Due Period falling in the Revolving Period or the Controlled Amortization Period, Collections of Finance Charge Receivables shall be credited to the Finance Charge Ledger Balance only until such time as the aggregate amount so credited equals the sum (the “Target Amount”) of (I) the Monthly Interest for the related Distribution Date, (II) reimbursements of Reallocated Principal Collections for the related Due Period, (III) the Class A Deficiency Amount, the Class M Deficiency Amount, the Class B Deficiency Amount, the Class C Deficiency Amount and the Class D Deficiency Amount for the related Due Period, (IV) any amounts required to be deposited in the Spread Account on such Distribution Date, (V) 150% of the Investor Charge-Offs for the prior Due Period, and (VI) if the Bank is not the Servicer, the Noteholder Servicing Fee for such Due Period (and if the Bank is the Servicer, then amounts that otherwise would have been transferred to the Finance Charge Ledger Balance pursuant to this clause (B) shall instead be returned to the Bank as payment of the Noteholder Servicing Fee); provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Due Period exceeds the Target Amount for that Due Period as previously calculated by the Servicer, then (x) the Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall allocate to the Finance Charge Ledger Balance funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Due Period but not allocated to the Finance Charge Ledger Balance due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Due Period equals the Target Amount); and provided further, that if on any Distribution Date the Transferor Amount is less than the Minimum Transferor Amount after giving effect to all transfers and deposits on that Distribution Date, Transferor shall, on that Distribution Date, allocate to the Principal Ledger Balance funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Sections 6.4(a)(vi) and (vii) but are not available from funds in the Finance Charge Ledger Balance as a result of the operation of the second preceding proviso.

With respect to any Due Period when Collections of Finance Charge Receivables credited to the Finance Charge Ledger Balance are limited to deposits up to the Target Amount in accordance with this Section 6.1(b)(i), notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Distribution Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Due Period had been allocated to the Finance Charge Ledger Balance and applied on such Distribution Date in accordance with Section 6.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to this Section 6.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been credited to the Finance Charge Ledger Balance and applied to the items specified in Section 6.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Ledger Balance on such Distribution Date.

(ii) Allocations of Principal Collections. With respect to each Date of Processing, the Servicer shall allocate to the Series 2010-1 Noteholders an amount equal to the product of (1) the Investor Percentage times (2) the aggregate amount of Collections of Principal Receivables processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”) and such amount shall be applied as follows: (I) first, if there shall not have been credited to the Finance Charge Ledger Balance an amount equal to the sum of the Class A Monthly Interest, the Class M Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and, if the Bank is not the Servicer, the Noteholder Servicing Fee for such Due Period (the amount of any such shortfall in the Finance Charge Ledger Balance being hereinafter referred to as the “Potential Shortfall”), credited to the Finance Charge Ledger Balance in an amount equal to the lesser of (x) the amount of the Potential Shortfall and (y) 35.5% of the Percentage Allocation, for application as necessary as Reallocated Principal Collections in respect of such amounts on the following Distribution Date, (II) second, for any Due Period during an Amortization Period, credited to the Principal Ledger Balance for payment of Monthly Principal on the following Distribution Date until the amount credited to the Principal Ledger Balance for such purpose equals (x) during the Controlled Amortization Period, the Controlled Amortization Amount for the related Distribution Date and (y) during an Early Amortization Period, the Principal Balance, (III) third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, credited to the Principal Ledger Balance for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, (IV) fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Minimum Transferor Amount and (V) fifth, paid to the Holders of the Transferor Interest; provided that if on any day the amount credited to the Finance Charge Ledger Balance in respect of Reallocated Principal Collections exceeds the Potential Shortfall, such excess amount shall be released from the Finance Charge Ledger Balance and applied pursuant to the preceding clauses (II) through (V) so that the amount credited to the Finance Charge Ledger Balance in respect of Reallocated Principal Collections equals the Potential Shortfall.

(c) To the extent that Collections of Principal Receivables allocated to the Series 2010-1 Noteholders pursuant to this subsection are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Distribution Date available on that Distribution Date for application in accordance with Section 6.6; provided, however, that if Transferor fails to make such funds available, then an amount of Collections on Principal Receivables equal to that deficiency shall be treated as Reallocated Principal Collections for application in accordance with Section 6.6 prior to any other application of the amounts credited to the Principal Ledger Balance.

(d) During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2010-1 Noteholders pursuant to Sections 6.1(a) and (b) with respect to any Due Period need not be deposited into the Collection Account or any Series Account prior to the related Distribution Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if the Bank is Servicer, the Servicer, and (y) shall be credited to the Finance Charge Ledger Balance (in the case of Collections of Finance Charge Receivables) and the Principal Ledger Balance (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2010-1 pursuant to Section 4.3(f) of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).

(e) On any date, the Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been deposited pursuant to this Section 6.1.

SECTION 6.2 Determination of Monthly Interest.

(a) The amount of monthly interest distributable in respect of the Class A Notes on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (or, in the case of the first Interest Period, 49) and the denominator of which is 360, (ii) the Class A Note Rate in effect with respect to the related Interest Period, and (iii) the Class A Principal Balance, determined as of the Record Date preceding such Distribution Date (the “Class A Monthly Interest”); provided, that in addition to the Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is 30 and the denominator of which is 360, (B) the sum of the Class A Note Rate in effect with respect to the related Interest Period and 1.0% per annum, and (C) any Class A Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A Noteholders (the “Class A Additional Interest”), shall also be distributable in respect of the Class A Notes. The “Class A Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 6.2(a) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class A Noteholders in respect of such amounts on all prior Distribution Dates.

(b) The amount of monthly interest distributable in respect of the Class M Notes on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (or, in the case of the first Interest Period, 49) and the denominator of which is 360, (ii) the Class M Note Rate in effect with respect to the related Interest Period, and (iii) the Class M Principal Balance, determined as of the Record Date preceding such Distribution Date (the “Class M Monthly Interest”); provided, that in addition to the Class M Monthly Interest an amount equal to the amount of any unpaid Class M Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is 30 and the denominator of which is 360, (B) the sum of the Class M Note Rate in effect with respect to the related Interest Period and 1.0% per annum, and (C) any Class M Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class M Noteholders (the “Class M Additional Interest”), shall also be distributable in respect of the Class M Notes. The “Class M Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 6.2(b) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class M Noteholders in respect of such amounts on all prior Distribution Dates.

(c) The amount of monthly interest distributable in respect of the Class B Notes on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (or, in the case of the first Interest Period, 49) and the denominator of which is 360, (ii) the Class B Note Rate in effect with respect to the related Interest Period, and (iii) the Class B Principal Balance, determined as of the Record Date preceding such Distribution Date (the “Class B Monthly Interest”); provided, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is 30 and the denominator of which is 360, (B) the sum of the Class B Note Rate in effect with respect to the related Interest Period, and 1.0% per annum, and (C) any Class B Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B Noteholders (the “Class B Additional Interest”), shall also be distributable in respect of the Class B Notes. The “Class B Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 6.2(c) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class B Noteholders in respect of such amounts on all prior Distribution Dates.

(d) The amount of monthly interest distributable in respect of the Class C Notes on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (or, in the case of the first Interest Period, 49) and the denominator of which is 360, (ii) the Class C Note Rate in effect with respect to the related Interest Period, and (iii) the Class C Principal Balance, determined as of the Record Date preceding such Distribution Date (the “Class C Monthly Interest”); provided, that in addition to the Class C Monthly Interest an amount equal to the amount of any unpaid Class C Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is 30 and the denominator of which is 360, (B) the sum of the Class C Note Rate in effect with respect to the related Interest Period, and 1.0% per annum, and (C) any Class C Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class C Noteholders (the “Class C Additional Interest”), shall also be distributable in respect of the Class C Notes. The “Class C Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 6.2(d) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class C Noteholders in respect of such amounts on all prior Distribution Dates.

(e) The amount of monthly interest distributable in respect of the Class D Notes on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is 30 (or, in the case of the first Interest Period, 49) and the denominator of which is 360, (ii) the Class D Note Rate in effect with respect to the related Interest Period, and (iii) the Class D Principal Balance, determined as of the Record Date preceding such Distribution Date (the “Class D Monthly Interest”); provided, that in addition to the Class D Monthly Interest an amount equal to any unpaid Class D Deficiency Amounts, as defined below, shall also be distributed to the Class D Noteholders. The “Class D Deficiency Amount” for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 6.2(e) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D Noteholders in respect of such amounts on all prior Distribution Dates.

SECTION 6.3 Determination of Monthly Principal. The amount of monthly principal to be transferred from the Principal Ledger Balance with respect to the Series 2010-1 Notes on each Distribution Date (the “Monthly Principal”), beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Amortization Period, the Controlled Payment Amount for such Distribution Date, and (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 6.5 and 6.6) prior to any payment of principal on such Distribution Date.

SECTION 6.4 Monthly Payments. On or before each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto and may be delivered electronically) to withdraw, and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account (including the Finance Charge Ledger Balance and the Principal Ledger Balance) as follows:

(a) an amount equal to the Available Finance Charge Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i) an amount equal to the Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be credited to the Distribution Ledger Balance for distribution to the Class A Noteholders on a pro rata basis in accordance with Section 7.1(a);

(ii) an amount equal to the Noteholder Servicing Fee for such Distribution Date plus the amount of any Noteholder Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

(iii) an amount equal to the Class M Monthly Interest for such Distribution Date, plus the amount of any Class M Deficiency Amount for such Distribution Date, plus the amount of any Class M Additional Interest for such Distribution Date, shall be credited to the Distribution Ledger Balance for distribution to the Class M Noteholders on a pro rata basis in accordance with Section 7.1(b);

(iv) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be credited to the Distribution Ledger Balance for distribution to the Class B Noteholders on a pro rata basis in accordance with Section 7.1(c);

(v) an amount equal to the Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Deficiency Amount for such Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, shall be credited to the Distribution Ledger Balance for distribution to the Class C Noteholders on a pro rata basis in accordance with Section 7.1(d);

(vi) an amount equal to the Investor Loss Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during an Amortization Period, credited to the Principal Ledger Balance;

(vii) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been reimbursed pursuant to this clause (vii) on prior Distribution Dates shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Amortization Period, credited to the Principal Ledger Balance;

(viii) an amount equal to the Class D Monthly Interest for such Distribution Date, plus the amount of any Class D Deficiency Amount for such Distribution Date shall be credited to the Distribution Ledger Balance for distribution to the Class D Noteholders on a pro rata basis in accordance with Section 7.1(e);

(ix) an amount up to the excess, if any, of the Required Spread Account Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date) over the Spread Account Amount (determined after all deposits, withdrawals, reductions, payments and adjustments to be made with respect to such Distribution Date) shall be deposited in the Spread Account;

(x) any amounts designated in writing by the Transferor to the Servicer and Indenture Trustee as amounts to be paid from Available Finance Charge Collections shall be paid in accordance with the Transferor’s instructions; and

(xi) the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series or Certificate Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge Collections with respect to any Series or Certificate Series in Group One, shall be distributed to the Holders of the Transferor Interest or any other Person then entitled to such amounts.

(b) During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be treated as Shared Principal Collections and applied to the Series and Certificate Series in Group One that are Principal Sharing Series other than this Series 2010-1 and as provided in Section 4.3(f) of the Pooling and Servicing Agreement and Section 8.5 of the Indenture.

(c) During the Controlled Amortization Period or the Early Amortization Period (beginning with the Distribution Date and on each subsequent Distribution Date in the month following the month in which the Controlled Amortization Period or the Early Amortization Period begins), an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

(i) an amount equal to the Monthly Principal for such Distribution Date shall be credited to the Distribution Ledger Balance for distribution to the Class A Noteholders in accordance with Section 7.1(a) until the Class A Principal Balance has been paid in full;

(ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Monthly Principal remaining, if any, shall be credited to the Distribution Ledger Balance for distribution to the Class M Noteholders in accordance with Section 7.1(b) until the Class M Principal Balance has been paid in full;

(iii) after giving effect to the distribution referred to in clauses (i) and (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be credited to the Distribution Ledger Balance for distribution to the Class B Noteholders in accordance with Section 7.1(c) until the Class B Principal Balance has been paid in full;

(iv) after giving effect to the distributions referred to in clauses (i), (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be credited to the Distribution Ledger Balance for distribution to the Class C Noteholders in accordance with Section 7.1(d) until the Class C Principal Balance has been paid in full;

(v) after giving effect to the distributions referred to in clauses (i), (ii), (iii) and (iv) above, an amount equal to the Monthly Principal remaining, if any, shall be credited to the Distribution Ledger Balance for distribution to the Class D Noteholders in accordance with Section 7.1(e) until the Class D Principal Balance has been paid in full; and

(vi) an amount equal to Available Principal Collections remaining after the applications specified in clauses (i), (ii), (iii), (iv) and (v) above shall be treated as Shared Principal Collections and applied to Series and Certificate Series in Group One which are Principal Sharing Series other than this Series 2010-1 and as provided in Section 4.3(f) of the Pooling and Servicing Agreement and Section 8.5 of the Indenture.

SECTION 6.5 Investor Charge-Offs. On or before each Distribution Date, the Servicer shall calculate the Investor Loss Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Loss Amount and the Investor Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amounts allocated with respect thereto pursuant to Section 6.4(a)(vi) for such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

If the Collateral Amount has been reduced by an Investor Charge-Off, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Investor Charge-Offs) by the amount of Available Finance Charge Collections allocated and available to be treated as a portion of Available Principal Collections pursuant to Section 6.4(a)(vii).

SECTION 6.6 Reallocated Principal Collections. On or before each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto and may be delivered electronically) to apply Reallocated Principal Collections with respect to such Distribution Date to fund any deficiency in the amounts payable under in clauses 6.4(a)(i) through (v) after giving effect to the application of Available Finance Charge Collections to fund such payments. Such Reallocated Principal Collections shall be applied pursuant to and in the priority set forth in clauses 6.4(a)(i) through (v). The amount of such Reallocated Principal Collections shall be allocated to the Distribution Ledger Balance. On each Distribution Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

SECTION 6.7 Shared Excess Finance Charge Collections.

(a) The balance of any Available Finance Charge Collections on deposit in the Collection Account after giving effect to Sections 6.4(a)(i) through (x) will constitute a portion of Shared Excess Finance Charge Collections and will be available for Allocation to other Series and Certificate Series in Group One as described in Section 4.3(g) of the Pooling and Servicing Agreement and Section 8.6 of the Indenture.

(b) Series 2010-1 shall be included in Group One. Subject to Section 4.3(g) of the Pooling and Servicing Agreement and Section 8.6 of the Indenture, Shared Excess Finance Charge Collections with respect to the Series and Certificate Series in Group One for any Distribution Date will be allocated to Series 2010-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series and Certificate Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2010-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series and Certificate Series in Group One for such Distribution Date. The “Finance Charge Shortfall” for Series 2010-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 6.4(a)(i) through (x) on such Distribution Date over (b) the Available Finance Charge Collections for such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

SECTION 6.8 Shared Principal Collections. Subject to Section 4.3(f) of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2010-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series and Certificate Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2010-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

SECTION 6.9 Purchase and Cancellation of Notes. The Transferor may on any Distribution Date during the Revolving Period or the Controlled Amortization Period, upon five Business Days’ prior written notice to the Indenture Trustee, purchase Series 2010-1 Notes on the secondary market and request the Indenture Trustee to cancel such Series 2010-1 Notes purchased by the Transferor on such Distribution Date. In such case, the Class A, Class M, Class B, Class C and/or Class D Principal Balance, as applicable, will be reduced by the portion thereof represented by such cancelled Notes; provided that after giving effect to any cancellation (A) the Class M Principal Balance shall not be less than 9.75% of the Principal Balance (calculated after giving effect to such cancellation), (B) the Class B Principal Balance shall not be less than 6.50% of the Principal Balance (calculated after giving effect to such cancellation), (C) the Class C Principal Balance shall not be less than 11.50% of the Principal Balance (calculated after giving affect to such cancellation), and (D) the Class D Principal Balance shall not be less than 7.75% of the Principal Balance (calculated after giving effect to such cancellations). No Series 2010-1 Noteholder shall be required to sell its Notes to the Transferor pursuant to this Section 6.9.

SECTION 6.10 Paired Series. Any other Series in Group One may be designated (subject to satisfaction of the Rating Agency Condition) as a Paired Series for Series 2010-1. Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal amount of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount. Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 2010-1 Noteholders. As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Controlled Amortization Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Issuer and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Collateral Amount of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Collateral Amount, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Collateral Amount paid to the Series 2010-1 Noteholders (or such other amount as the holders of such Paired Series shall agree).

SECTION 6.11 Spread Account.

(a) The Servicer, for the benefit of the Class C Noteholders, shall establish and maintain in the name of the Indenture Trustee, on behalf of the Issuer, a segregated trust account with a Qualified Depository Institution bearing a designation clearly indicating that the funds deposited therein are held in the name of the Indenture Trustee for the benefit of the Class C Noteholders (the “Spread Account”), subject to the rights of the Transferor set forth herein. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders, subject to the rights of the Transferor set forth herein. Except as expressly provided in this Indenture Supplement, the Servicer agrees that it shall have no right of setoff or banker’s lien against, and no right to otherwise deduct from, any funds held in the Spread

Account for any amount owed to it by the Indenture Trustee, the Issuer or any Series 2010-1 Noteholder. If, at any time, the Indenture Trustee is advised in writing by the Servicer that the institution holding the Spread Account ceases to be a Qualified Depository Institution, the Indenture Trustee upon receiving such notice by the Servicer (or the Servicer on its behalf) shall promptly (but in any event within 10 Business Days) establish a new Spread Account with a Qualified Depository Institution meeting the conditions specified above, transfer any cash or any investments to such new Spread Account and from the date such new Spread Account is established, it shall be the “Spread Account.”

(b) Funds on deposit in the Spread Account shall at the direction of the Servicer be invested by the Indenture Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Indenture Trustee for the benefit of the Class C Noteholders, subject to the rights of the Transferor set forth herein. The Indenture Trustee shall maintain for the benefit of the Series 2010-1 Noteholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Spread Account on any date (after giving effect to any withdrawals from the Spread Account on such date) will be invested in Permitted Investments that will mature one Business Day prior to the Distribution Date following such date so that funds will be available for withdrawal on such Distribution Date. On each Determination Date, the Servicer (subject to Section 6.11(d)) shall instruct the Indenture Trustee to withdraw on the related Distribution Date from the Spread Account all Investment Earnings and pay such amount to the Transferor.

(c) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Distribution Date, the Spread Account Amount shall exceed the Required Spread Account Amount, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account, and pay such amount to the Transferor.

(d) The Indenture Trustee, acting in accordance with the instructions of the Servicer, shall from time to time deposit in the Spread Account funds otherwise required to be deposited in the Spread Account pursuant to Section 6.4(a)(ix). If, on any Distribution Date, the amount of Available Finance Charge Collections available for distribution pursuant to Section 6.4(a)(v) is less than the aggregate amount required to be distributed pursuant to Section 6.4(a)(v), the Servicer shall direct the holder of the Spread Account to withdraw the amount of such deficiency, up to the Spread Account Amount and, if the Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, from the Spread Account and credit such amount to the Distribution Ledger Balance for distribution to the Class C Noteholders.

(e) Unless an Early Amortization Event occurs, on the Class C Expected Final Payment Date, after applying any funds on deposit in the Spread Account as described in Section 6.11(d), the Indenture Trustee at the written direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Principal Balance (after any payments to be made pursuant to Section 6.4(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with Section 7.1(d).

(f) Upon an Early Amortization Event, the amount, if any, remaining on deposit in the Spread Account after making the payments described in Section 6.11(d), shall be applied to pay principal on the Class C Notes on the earlier of the Series 2010-1 Final Maturity Date and the first Distribution Date on which the Class A Note Principal Balance, the Class M Note Principal Balance and the Class B Note Principal Balance have been paid in full

(g) On any day following the occurrence of an Event of Default with respect to Series 2010-1 and acceleration of the maturity of the Series 2010-1 Notes pursuant to Section 5.3 of the Indenture, the Indenture Trustee shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and deposit such amount into the Distribution Account for distribution to the Class C Noteholders, the Class A Noteholders, the Class M Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 7.1, to fund any shortfalls in amounts owed to such Noteholders.

SECTION 6.12 Permitted Investments. In selecting Permitted Investments for the funds on deposit in the Spread Account, the Servicer shall make such selection after consultation with the Indenture Trustee and with a view to ensuring that an amount equal to the sum of (i) Monthly Interest due on each Distribution Date, and (ii) during the Amortization Period, the amount of principal to be paid on the Series 2010-1 Notes on such Distribution Date will be held by the Indenture Trustee in uninvested funds on the Business Day immediately prior to such Distribution Date.

SECTION 6.13 Transferor’s or Servicer’s Failure to Make a Deposit or Payment. If the Servicer or Transferor fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Agreement (including applicable grace periods), the Indenture Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Transferor. The Indenture Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Indenture Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Indenture Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2010-1 Noteholders on each Distribution Date. The Servicer shall, upon request of the Indenture Trustee, promptly provide the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Indenture Trustee in the manner in which such payment or deposit should have been made by Transferor or the Servicer, as the case may be.

SECTION 7. Distributions and Reports to Noteholders.

SECTION 7.1 Distributions.

(a) On each Distribution Date, the Indenture Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Article V of the Pooling and Servicing Agreement or Section 3.4(b) of the Transfer and Servicing Agreement, as applicable) to each Class A Noteholder of record on the immediately preceding Record Date (other than as provided in Section 11.3 of the Indenture respecting a final distribution) such Class A Noteholder’s pro rata share (based on the aggregate outstanding Principal Balance of the Series 2010-1 Notes represented by Class A Notes held by such Class A Noteholder) of amounts allocated to the Distribution Ledger Balance, the Finance Charge Ledger Balance and the Principal Ledger Balance as are payable to the Class A Noteholders pursuant to Section 6.4 by check mailed to each Class A Noteholder (at such Class A Noteholder’s address as it appears in the Note Register), except that with respect to Class A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(b) On each Distribution Date, the Indenture Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Article V of the Pooling and Servicing Agreement or Section 3.4(b) of the Transfer and Servicing Agreement, as applicable) to each Class M Noteholder of record on the immediately preceding Record Date (other than as provided in Section 11.3 of the Indenture respecting a final distribution) such Class M Noteholder’s pro rata share (based on the aggregate outstanding Principal Balance of the Series 2010-1 Notes represented by Class M Notes held by such Class M Noteholder) of amounts allocated to the Distribution Ledger Balance, the Finance Charge Ledger Balance and the Principal Ledger Balance as are payable to the Class M Noteholders pursuant to Section 6.4 by check mailed to each Class M Noteholder (at such Class M Noteholder’s address as it appears in the Note Register), except that with respect to Class M Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(c) On each Distribution Date, the Indenture Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Article V of the Pooling and Servicing Agreement or Section 3.4(b) of the Transfer and Servicing Agreement, as applicable) to each Class B Noteholder of record on the immediately preceding Record Date (other than as provided in Section 11.3 of the Indenture respecting a final distribution) such Class B Noteholder’s pro rata share (based on the aggregate outstanding Principal Balance of the Series 2010-1 Notes represented by Class B Notes held by such Class B Noteholder) of amounts allocated to the Distribution Ledger Balance, the Finance Charge Ledger Balance and the Principal Ledger Balance as are payable to the Class B Noteholders pursuant to Section 6.4 by check mailed to each Class B Noteholder (at such Class B Noteholder’s address as it appears in the Note Register), except that with respect to Class B Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(d) On each Distribution Date, the Indenture Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Article V of the Pooling and Servicing Agreement or Section 3.4(b) of the Transfer and Servicing Agreement, as applicable) to each Class C Noteholder of record on the immediately preceding Record Date (other than as provided in Section 11.3 of the Indenture respecting a final distribution) such Class C Noteholder’s pro rata share (based on the aggregate outstanding Principal Balance of the Series 2010-1 Notes represented by Class C Notes held by such Class C Noteholder) of amounts allocated to the Distribution Ledger Balance, the Finance Charge Ledger Balance and the Principal Ledger Balance as are payable to the Class C Noteholders pursuant to Sections 6.4 and 6.11 by check mailed to each Class C Noteholder (at such Class C Noteholder’s address as it appears in the Note Register), except that with respect to Class C Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

(e) On each Distribution Date, the Indenture Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Indenture Trustee pursuant to Article V of the Pooling and Servicing Agreement or Section 3.4(b) of the Transfer and Servicing Agreement, as applicable) to each Class D Noteholder of record on the immediately preceding Record Date (other than as provided in Section 11.3 of the Indenture respecting a final distribution) such Class D Noteholder’s pro rata share (based on the aggregate outstanding Principal Balance of the Series 2010-1 Notes represented by Class D Notes held by such Class D Noteholder) of amounts allocated to the Distribution Ledger Balance, the Finance Charge Ledger Balance and the Principal Ledger Balance as are payable to the Class D Noteholders pursuant to Section 6.4 by check mailed to each Class D Noteholder (at such Class D Noteholder’s address as it appears in the Note Register).

SECTION 7.2 Monthly Noteholders’ Statement.

(a) On or before each Distribution Date, the Paying Agent shall make available to each Series 2010-1 Noteholder and each Rating Agency a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer, appropriately completed.

(b) On or before January 31 of each calendar year, beginning with calendar year 2011, the Indenture Trustee shall make available to each Person who at any time during the preceding calendar year was a Series 2010-1 Noteholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly statement to Series 2010-1 Noteholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2010-1 Noteholder, together with such other customary information (consistent with the treatment of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes as debt) as the Servicer deems necessary or desirable to enable the Series 2010-1 Noteholders to prepare their tax returns. The Servicer will provide such information to the Indenture Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.

(c) Each statement to be made available pursuant to this Section 7.2 may be made available electronically.

SECTION 8. Series 2010-1 Early Amortization Events.

SECTION 8.1 Series 2010-1 Early Amortization Events. If any one of the following events shall occur with respect to the Series 2010-1 Notes:

(a) failure on the part of the Applicable Assignor to make any payment, deposit, allocation or credit to a ledger balance of the Collection Account required by the terms of the Indenture, this Indenture Supplement, the Pooling and Servicing Agreement, the Purchase Agreement, the Collateral Series Supplement or the Transfer and Servicing Agreement on or before the date occurring five (5) Business Days after the date such payment, deposit, allocation or credit is required to be made herein;

(b) failure on the part of an Applicable Assignor to duly observe or perform in any material respect any of its covenants or agreements set forth in the Indenture, this Indenture Supplement, Collateral Series Supplement, the Pooling and Servicing Agreement, the Transfer and Servicing Agreement or the Purchase Agreement, which failure has a material adverse effect on the Noteholders of any Class of the Series 2010-1 Notes and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by the Controlling Noteholders, and continues to affect materially and adversely the interests of such Class for such period;

(c) any representation or warranty made by an Applicable Assignor in the Indenture, this Indenture Supplement, the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Transferor pursuant to Section 2.1, 2.6 or 2.7 of the Transfer and Servicing Agreement or Section 2.1, 2.6 or 2.7 of the Pooling and Servicing Agreement or by the Originator pursuant to Section 1.1, 2.4(e) or 2.5 of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by the Controlling Noteholders, and (ii) as a result of which the interests of the Noteholders of any Class of the Series 2010-1 Notes are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2010-1 Early Amortization Event pursuant to this Section 8.1(c) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

(d) the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

(e) an Applicable Assignor shall fail to convey Receivables arising under Additional Accounts to the Receivables Trust, as required by Section 2.6(a) of the Pooling and Servicing Agreement, Section 8 of the Collateral Series Supplement or Section 2.6(b) of the

Transfer and Servicing Agreement, provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest or variable interest Certificate Series to occur, so that, after giving effect to that reduction, a Required Addition Event shall no longer exist;

(f) any Servicer Default or “Servicer Default” under the Pooling and Servicing Agreement shall occur which has a material adverse effect on the Class A Noteholders, the Class M Noteholders, the Class B Noteholders, the Class C Noteholders or the Class D Noteholders;

(g) the Class A Principal Balance shall not be paid in full on the Class A Expected Final Payment Date, the Class M Principal Balance shall not be paid in full on the Class M Expected Final Payment Date, the Class B Principal Balance shall not be paid in full on the Class B Expected Final Payment Date or the Class C Principal Balance shall not be paid in full on the Class C Expected Final Payment Date;

(h) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2010-1 and acceleration of the maturity of the Series 2010-1 Notes pursuant to Section 5.3 of the Indenture;

(i) the occurrence of an Early Amortization Event (as defined in the Pooling and Servicing Agreement) specified in Section 9.1 of the Pooling and Servicing Agreement; or

(j) the occurrence of an Insolvency Event relating to Charming Shoppes, Inc.;

then, (x) in the case of any event described in subparagraph (a), (b), (c) or (f) after the applicable grace period set forth in such subparagraphs, either the Indenture Trustee or the Controlling Noteholders by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Noteholders) may declare that an early amortization event (a “Series 2010-1 Early Amortization Event”) has occurred as of the date of such notice, (y) in the case of any event described in subparagraphs (d), (e), (g), (h) or (i), a Series 2010-1 Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2010-1 Noteholders immediately upon the occurrence of such event, and (z) in the case of the event described in subparagraph (j), the Controlling Noteholders by notice then given in writing to the Transferor, the Servicer and the Indenture Trustee, may declare that a Series 2010-1 Early Amortization Event has occurred as of the date of such notice; provided that, if no such notice is given within 15 days of such event and if such event shall not have been waived by the Controlling Noteholders within 15 days of such event, a Series 2010-1 Early Amortization Event will be deemed to have occurred.

SECTION 8.2 Notice of Early Amortization Events. The Issuer agrees that upon the occurrence of an Early Amortization Event it shall notify all Series 2010-1 Noteholders of such event and will provide the Indenture Trustee with the material details of such event to be included in the periodic reports to be distributed to the Series 2010-1 Noteholders pursuant to Section 7.2(a).

SECTION 9. Series 2010-1 Termination. (a) On the Series 2010-1 Final Maturity Date, the Principal Balance of the Series 2010-1 Notes shall be due and payable, and the rights of the Series 2010-1 Noteholders to receive payments from the Issuer shall be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.

(b) Optional Redemption of Series 2010-1 Notes.

(i) On any day occurring on or after the date on which the outstanding principal balance of the Series 2010-1 Notes is reduced to 5% or less of the Initial Principal Balance of the Series 2010-1 Notes, the Servicer shall have the option to redeem the Series 2010-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

(ii) Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption (such date, the “Redemption Date”). Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, allocated to the Distribution Ledger Balance. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2010-1 shall be reduced to zero and the Series 2010-1 Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 6.4.

(iii) The amount to be paid by the Transferor with respect to Series 2010-1 in connection with a reassignment of Receivables to Transferor pursuant to Section 2.7(c) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

SECTION 10. Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture. For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2010-1 Noteholders shall be the only Noteholders whose vote shall be required.

The Servicer shall provide notice to the Rating Agencies of the waiver of any Early Amortization Event with respect to Series 2010-1.

SECTION 11. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 12. No Petition. The Issuer and the Indenture Trustee, by entering into this Indenture Supplement, and each Series 2010-1 Noteholder, by accepting a Series 2010-1 Note, hereby covenant and agree that they will not at any time, notwithstanding any prior termination of this Indenture Supplement, institute against the Issuer, the Certificate Trust or the Transferor, or solicit or join or cooperate with or encourage any institution against the Issuer, the Certificate Trust or the Transferor of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation relating to the Series 2010-1 Notes, this Indenture Supplement or any of the other Transaction Documents; provided, however, that this Section 12 shall not operate to preclude any remedy described in Article V of the Indenture.

SECTION 13. Forms of Series 2010-1 Notes.

(a) Form of Notes. The form of each of the Class A Notes, the Class M Notes, the Class B Notes, the Class C Notes and the Class D Notes, including the Certificate of Authentication, shall be substantially as set forth in Exhibits A-1, A-2, A-3 and A-4 hereto.

(b) Book-Entry Notes.

(i) The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes that are not sold in offshore transactions in reliance on Regulation S under the Securities Act shall be offered and sold in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Issuer) and shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A hereto, added to the form of such Notes (each, a “Restricted Book-Entry Note”), which shall be registered in the name of the nominee of the Depository and deposited with the Indenture Trustee, as custodian for the Depository. The aggregate principal amount of the Restricted Book-Entry Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

(ii) The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially, and during the “40 day distribution compliance period” described below shall remain, in the form of temporary global certificates, without interest coupons (the “Regulation S Temporary Book-Entry Notes”), to be held by the Depository and registered in the name of a nominee of the Depository or its custodian for the respective accounts of Euroclear and Clearstream duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The “40 day distribution compliance period” shall be terminated upon the later of (i) the end of the distribution compliance period (as defined in Rule 902 of the Securities Act) and (ii) receipt by the Indenture Trustee of a written certificate from the Depository, together with copies of certificates substantially in the form of Exhibit E from Euroclear or Clearstream, certifying that the beneficial owner of such Regulation S Temporary Book-Entry Note is a non-U.S. person. Following the termination of the 40 day distribution compliance period, beneficial interests in the Regulation S Temporary Book-Entry Notes may be exchanged for beneficial interests in permanent Book-Entry Notes (the “Regulation S Permanent Book-Entry Notes”; and together with the Regulation S Temporary Book-Entry Note, the “Regulation S Book-Entry Notes”), which will be duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided and which will be deposited with the Indenture Trustee, as custodian for the Depository, and registered in the name of the Depository or a nominee thereof. Upon any exchange of a portion of a Regulation S Temporary Book-Entry Note for a comparable portion of a Regulation S Permanent Book-Entry Note, the Indenture Trustee shall endorse on the schedules affixed to each of such Regulation S Book-Entry Note (or on continuations of such schedules affixed to each of such Regulation S Book-Entry Note and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Regulation S Temporary Book-Entry Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Regulation S Permanent Book-Entry Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Regulation S Temporary Book-Entry Note.

(c) Definitive Series 2010-1 Notes. (i) The Class D Notes shall be issued in the form of Definitive Notes with the applicable legends set forth in Exhibit A-4 hereto, which shall be registered in the name of the Holder or a nominee thereof, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. Except as provided in Section 2.14 of the Indenture, owners of beneficial interests in the Book-Entry Notes shall not be entitled to receive Definitive Notes.

SECTION 14. Transfer Restrictions.

(a) No Series 2010-1 Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

No Class A Note, Class M Note, Class B Note or Class C Note may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons as defined in Regulation S except to (i) the Transferor or (ii) QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent in accordance with Rule 144A under the Securities Act. The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes may also be sold or resold, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S under the Securities Act.

No Class D Note may be offered, sold or delivered to, or for the benefit of, any Person except U.S. Persons (as defined in Section 7701(a)(30) of the Code) within the United States that are (i) the Transferor or (ii) QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as a fiduciary or agent in accordance with Rule 144A under the Securities Act.

No Class D Note may be offered, sold or delivered to, or for the benefit of (i) a Benefit Plan Investor or (ii) an Other Plan Investor if such acquisition would result in a non-exempt prohibited transaction under, or a non-exempt violation of, Similar Law.

None of the Issuer, the Indenture Trustee, the Transferor, the Originator, the Servicer or any other Person will register the Series 2010-1 Notes under the Securities Act or any applicable securities laws.

(b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Note remains outstanding and is held by or on behalf of the Depository, transfers of a Book-Entry Note, in whole or in part, shall only be made in accordance with this Section 14(b) and Section 2.12 of the Indenture.

(i) Subject to clauses (ii) and (iii) of this Section 14(b), transfers of a Book-Entry Note shall be limited to transfers of such Book-Entry Note in whole, but not in part, to a nominee of the Depository or to a successor of the Depository or such successor’s nominee.

(ii) Regulation S Book-Entry Note to Restricted Book-Entry Note. If a holder of a beneficial interest in a Regulation S Book-Entry Note wishes to transfer all or a part of its interest in such Regulation S Book-Entry Note to a Person who wishes to take delivery thereof in the form of a Restricted Book-Entry Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Book-Entry Note of the same Class. Upon receipt by the Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Indenture Trustee, as Transfer Agent and Registrar, to cause such Restricted Book-Entry Note to be increased by an amount equal to such beneficial interest in such Regulation S Book-Entry Note but not less than the minimum denomination applicable to the related Class of Series 2010-1 Notes, and (B) a certificate substantially in the form of Exhibit D-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Restricted Book-Entry Note is a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then Euroclear, Clearstream or the Indenture Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Regulation S Book-Entry Note by the aggregate principal amount of the interest in such Regulation S Book-Entry Note to be transferred, increase the Restricted Book-Entry Note specified in such instructions by an amount equal to such reduction in such principal amount of the Regulation S Book-Entry Note and make the corresponding adjustments to the applicable participants’ accounts.

(iii) Restricted Book-Entry Note to Regulation S Book-Entry Note. If a holder of a beneficial interest in a Restricted Book-Entry Note wishes to transfer all or a part of its interest in such Restricted Book-Entry Note to a Person who wishes to take delivery thereof in the form of a Regulation S Book-Entry Note, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Book-Entry Note of the same Class. Upon receipt by the Indenture Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Indenture Trustee, as Transfer Agent and Registrar, to cause such Regulation S Book-Entry Note to be increased by an amount equal to the beneficial interest in such Restricted Book-Entry Note but not less than the minimum denomination applicable to the related Class of Series 2010-1 Notes to be exchanged, and (B) a certificate substantially in the form of Exhibit D-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Book-Entry Note is a non-U.S. Person located outside the United States and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream or the Indenture Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Restricted Book-Entry Note by the aggregate principal amount of the interest in such Restricted Book-Entry Note to be transferred, increase the Regulation S Book-Entry Note specified in such instructions by an aggregate principal amount equal to such reduction in the principal amount of the Restricted Book-Entry Note and make the corresponding adjustments to the applicable participants’ accounts.

(iv) Other Exchanges. In the event that a Class A Note, a Class M Note, a Class B Note or a Class C Note initially represented by a Book-Entry Note is exchanged for one or more Definitive Notes pursuant to Section 2.14 of the Indenture, the related Class A Noteholder, Class M Noteholder, Class B Noteholder or Class C Noteholder, as the case may be, shall be required to deliver a representation letter with respect to the matters described in Section 14(c). Such Definitive Notes may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in Section 14(c) and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Issuer and the Indenture Trustee.

(c) Each beneficial owner of Restricted Book-Entry Notes or Regulation S Book-Entry Notes will be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

(i) The owner either (A)(1) is a QIB, (2) is aware that the sale of the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, to it (other than the initial sale by the Issuer) is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than $100,000 for the purchaser or for each such account, as the case may be, or (B) (1) is not a U.S.

Person (as defined under Regulation S of the Securities Act) and (2) is purchasing the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, pursuant to Rule 903 or 904 of Regulation S of the Securities Act. The owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, and the owner and any accounts for which it is acting are each able to bear the economic risk of the owner’s or its investment. The owner understands that in the event that at any time the Issuer or the Indenture Trustee determines that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in this clause (i), upon direction from the Issuer, the Indenture Trustee shall consider the acquisition of the related Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, void and require that the related Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, be transferred to a Person designated by the Issuer.

(ii) The owner understands that the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, have not been and will not be registered under the Securities Act, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, such Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, may be offered, resold, pledged or otherwise transferred only to (A) to the Transferor or the Issuer, (B) inside the United States to a QIB in accordance with Rule 144A under the Securities Act, or (C) outside the United States to non-U.S. persons in a transaction complying with Rule 903 or 904 of Regulation S under the Securities Act, and in accordance with the Indenture and this Indenture Supplement and the applicable legends on such Series 2010-1 Notes set forth in Exhibits A-1, A-2 and A-3 hereto, as applicable. The owner acknowledges that no representation is made by the Issuer, the Indenture Trustee, the Transferor or the Initial Purchaser, as the case may be, as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Series 2010-1 Notes.

(iii) The owner is not purchasing the Class A Notes, Class M Notes, Class B Notes or Class C Notes, as applicable, with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The owner understands that an investment in the Series 2010-1 Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances.

(iv) In connection with the purchase of the Series 2010-1 Notes: (A) none of the Issuer, the Initial Purchaser or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the owner; and (B) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Originator, the Transferor, the Servicer, the Issuer, the Initial Purchaser, the Indenture Trustee or the Trustee or any of their Affiliates other than in a current offering memorandum for such Series 2010-1 Notes.

(v) The owner understands and agrees that any purported transfer of the Series 2010-1 Notes to an owner that does not comply with the requirements of this clause (v) shall be null and void ab initio. The owner understands that in the event that at any time the Indenture Trustee has determined, or the Issuer notifies the Indenture Trustee that the Issuer has determined, that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in clause (i) above, then the Indenture Trustee shall consider the acquisition of the related Series 2010-1 Notes void and require that the related Series 2010-1 Notes be transferred to a Person designated by the Issuer.

(vi) The owner understands that the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes bear the applicable legend set forth in Exhibits A-1, A-2 and A-3 hereto.

(vii) Either (a) the owner is not a Benefit Plan Investor or an Other Plan Investor, and no part of the assets to be used by the owner to acquire or hold the Class A Notes, Class M Notes, Class B Notes or Class C Notes (or a beneficial interest therein) constitutes the assets of any such Benefit Plan Investor or Other Plan Investor, or (b) its acquisition, holding and/or disposition of the Class A Notes, Class M Notes, Class B Notes or Class C Notes (or a beneficial interest therein) does not and will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any Similar Law. Each transferee of a Class A Note, Class M Note, Class B Note or Class C Note will be deemed to make the foregoing representations and warranties.

(viii) If such owner is acquiring the Class A Notes, the Class M Notes, the Class B Notes or the Class C Notes in an “offshore transaction” (as defined in Regulation S), it acknowledges that such Series 2010-1 Notes will initially be represented by the Regulation S Temporary Book-Entry Notes and that transfers thereof or any interest or participation therein are restricted as described herein. It understands that the Temporary Regulation S Book-Entry Note will bear a legend to the following effect unless the Transferor determines otherwise, consistent with applicable law:

“THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE SERIES 2010-1 INDENTURE SUPPLEMENT. NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE SERIES 2010-1 INDENTURE SUPPLEMENT.”

(ix) If such owner is acquiring the Class A Notes, the Class M Notes, the Class B Notes or the Class C Notes in an “offshore transaction” (as defined in Regulation S), the owner is aware that the sale of such Series 2010-1 Notes to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Series 2010-1 Notes offered in reliance on Regulation S under the Securities Act will be represented by one or more Regulation S Book-Entry Notes and will bear the appropriate legends set forth in Exhibits A-2 or A-3, as applicable. The Series 2010-1 Notes so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S. Each of the owner and the related Holder is not, and will not be, a U.S. Person as defined in Regulation S. Before any interest in a Regulation S Book-Entry Note may be offered, resold, pledged or otherwise transferred to a Person who takes delivery in the form of a Restricted Book-Entry Note, the transferor and the prospective transferee will be required to provide the Indenture Trustee with a written certification substantially in the form of Exhibit D-1 hereto as to compliance with the transfer restrictions.

(x) The purchaser acknowledges that the Originator, the Servicer, the Transferor, the Issuer and others will rely on the truth and accuracy of the foregoing acknowledgements, representations and agreements, and agrees that if any of the foregoing acknowledgements, representations and agreements deemed to have been made by it are no longer accurate, it will promptly notify the Servicer, the Transferor and the Issuer.

(d) Any purported transfer of a Series 2010-1 Note not in accordance with the Indenture and this Section 14 shall be null and void and shall not be given effect for any purpose hereunder.

(e) If the Indenture Trustee determines or is notified by the Issuer, the Transferor or the Servicer that (i) a transfer or attempted or purported transfer of any interest in any Series 2010-1 Note was not consummated in compliance with the provisions of this Section 14 on the basis of an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Indenture Trustee any form or certificate required to be delivered hereunder, (iii) the holder of any interest in a Series 2010-1 Note is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder or (iv) such transfer would have the effect of causing the assets of the Issuer to be deemed to be “plan assets” (within the meaning of 29 C.F.R. 2510.3-101, as amended by Section 3(42) of ERISA), the Indenture Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”).

SECTION 15. Perfection Representations and Warranties of the Issuer. This Indenture Supplement shall constitute a Specified Agreement, the Issuer shall constitute a Debtor and the Indenture Trustee shall constitute a Secured Party for purposes of the Perfection Representations and Warranties set forth in Section 3.17.

SECTION 16. Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 17. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been signed by BNY Mellon Trust of Delaware not in its individual capacity but solely in its capacity as Owner Trustee and in no event shall BNY Mellon Trust of Delaware in its individual capacity or any beneficial owner of Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Indenture Supplement, in the performance of any duties or obligations hereunder, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 18. Deemed Consent. Each Series 2010-1 Noteholder, by accepting a Series 2010-1 Note, will be deemed to have consented to any changes to the Issuer or the Transferor or any of the Transaction Documents that are necessary (i) to re-establish and maintain sale accounting in the event the accounting standards should change and sale accounting treatment is possible or (ii) in order to comply with the FDIC rule or any similar federal regulation with respect to transfers of receivables. No changes may be made to the Issuer or the Transferor or any of the Transaction Documents that would have required your consent if not for the preceding sentence unless the Rating Agency Condition is satisfied.

IN WITNESS WHEREOF, the Transferor, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers as of the day and year first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST II, Issuer

By:	BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, Indenture Trustee

By:	/s/ Tamara Schultz-Fugh
Name: Tamara Schultz-Fugh
Title: Vice President

S-1

Exhibit E - 1